Valley National Bank

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

Investor Presentation EXHIBIT 99.1

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Forward Looking Statements
The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, relationships, opportunities, taxation, technology and market conditions.  These statements may be identified by such forward-looking terminology as “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,”
“reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms.  Such forward-
looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the merger of State Bancorp with Valley or to satisfy other conditions to the merger on the proposed terms and within the proposed timeframe including, without limitation, the purchase from the
United States Department of the Treasury of each share of State Bancorp’s Series A Preferred Stock issued under the Treasury’s Capital Purchase Program; the inability to realize expected cost savings and synergies from the merger of State Bancorp with Valley in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in Valley’s or State Bancorp’s operations or earnings; the inability to retain
State Bancorp’s customers and employees; or a decline in the economy in Valley’s primary market areas, mainly in New Jersey and New York, as well as the risk factors set forth in Valley’s Annual Report on Form 10-K for the year ended December 31, 2010.  Valley assumes no obligation for updating any such forward-looking statement at any time.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Additional Information and Where to Find it
        This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  In connection with the proposed merger, Valley intends to file a proxy statement/prospectus with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE
ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL
CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Valley with the Commission at the Commission’s web site at www.sec.gov.  These documents may be accessed and downloaded for free at Valley’s web site at
http://www.valleynationalbank.com/filings.html or by directing a request to Dianne M. Grenz, First Senior Vice
President, Valley National Bancorp, at 1455 Valley Road, Wayne, New Jersey 07470, telephone (973) 305-3380.
Participants in the Solicitation
        This communication is not a solicitation of a proxy from any security holder of State Bancorp.  However, Valley,
State Bancorp, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from State Bancorp’s shareholders in respect of the proposed transaction.  Information regarding the directors and executive officers of Valley may be found in its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders, which was filed with the Commission on
March 11, 2011 and can be obtained free of charge from Valley’s website.  Information regarding the directors and executive officers of State Bancorp may be found in its definitive proxy statement relating to its 2011 Annual
Meeting of Shareholders, which was filed with the Commission on March 25, 2011 and can be obtained free of charge from State Bancorp’s website.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Historical Financial Data (1) (Dollars in millions, except for share data)
3/31/2011 14,364 $    36.6 $       $0.22 1.03% 11.23% $0.17 5/11 - 5% Stock Dividend
2010 14,144       131.2        0.78 0.93 10.32 0.69 5/10 - 5% Stock Dividend
2009 14,284       116.1        0.61 0.81 8.64 0.69 5/09 - 5% Stock Dividend
2008 14,718       93.6          0.61 0.69 8.74 0.69 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.05 1.25 16.43 0.69 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.10 1.33 17.24 0.67 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.12 1.39 19.17 0.65 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.11 1.51 22.77 0.63 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.10 1.63 24.21 0.60 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.06 1.78 23.59 0.57 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.89 1.68 19.70 0.54 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.86 1.72 20.28 0.50 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.81 1.75 18.35 0.48 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.78 1.82 18.47 0.43 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.71 1.67 18.88 0.38 5/97 - 5% Stock Dividend
1996 4,687         67.5          0.62 1.47 17.23 0.34 5/96 - 5% Stock Dividend
1995 4,586         62.6          0.57 1.40 16.60 0.32 5/95 - 5% Stock Dividend
1994 3,744         59.0          0.63 1.60 20.03 0.30 5/94 - 10% Stock Dividend
1993 3,605         56.4          0.61 1.62 21.42 0.24 4/93 - 5:4 Stock Split
1992 3,357         43.4          0.48 1.36 19.17 0.21 4/92 - 3:2 Stock Split
1991 3,055         31.7          0.35 1.29 15.40 0.20
Period End Total Assets
Net Income
(2) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share

Shareholder Returns
(1)  All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented.
(2) Net income includes other-than-temporary impairment charges on investment securities totaling $517 thousand, $2.9 million, $4.0 million,
$49.9 million, and $10.4 million, net of tax benefit, for the period ended March 31, 2011 and December 31, 2010, 2009, 2008, and 2007, respectively.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

Valley National Bank Today
About Valley
Regional Bank Holding Company
Approximately $14.4 Billion in
Assets
Headquartered in Wayne, New
Jersey
46
th
Largest United States
Chartered Commercial Bank
Largest Commercial Bank
Headquartered in New Jersey
Operates 198 Branches in 134
Communities Serving 14 counties
throughout Northern and Central
New Jersey, Manhattan, Brooklyn
and Queens
Traded on the NYSE (VLY)
Significant Attributes
Consistent Shareholder Returns
Focus on Credit Quality
Conservative Strategies
Affluent and Heavily Populated
Footprint
Strong Customer Service
Experienced Senior and Executive
Management

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Management Approach
Large percentage of retail ownership
Long-term investment approach
Focus on cash and stock dividends
Large insider ownership, family members, retired
employees and retired directors
Market Cap of $2.3 Billion
Approximately 246 institutional holders
37.74% of total outstanding shares
Source: Bloomberg as of 5/2/11
Large Bank that Operates and Feels Like a Small Closely Held Company

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley’s 1Q 2011 Highlights
Loan Growth
Total loans increased by $180.4 million linked quarter, or 7.7% on an annualized basis, to  $9.5 billion
Commercial & Industrial: 7.57% annualized growth linked quarter
Commercial Real Estate: 7.31% annualized growth linked quarter
Residential Mortgage: 25.44% annualized growth linked quarter
Consumer Loans: (7.21%) annualized decline linked quarter
Credit Quality
Total 30+ day delinquencies were 1.70% of entire loan portfolio
Total non-accrual loans declined during 1Q  to 1.06% of total loans
Out of approximately 22,000 residential mortgages and home equity loans, only 249 loans were past due 30 days
or more at March 31, 2011 and less than 100 loans were in foreclosure.
Net charge-offs were $3.8 million or 0.16% of average total loans on an annualized basis
Allowance for non-covered loan losses as a percentage of non-covered loans decreased to 1.30%
from 1.31% at December 31, 2010.
Net Income
1Q net income available to common shareholders was $36.6 million ($0.22 Diluted EPS), a 34%
increase over 1Q 2010
Capital
Strong capital ratios

LL Reserve 10%
Sub-debt 6%
Trust Preferred 13%
Other Equity 1%
Tangible Common Equity 70%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.
Valley National Bank

Equity Composition / Ratios*
Total Tier II Equity = $1.4 Billion
As of 03/31/11
Significant unrealized gain on facilities, referenced in slide 9, not incorporated in capital ratios reflected above.
*Non-GAAP reconciliations shown on slide 30.
Capital Ratios
As of
03/31/2011
“Well
Capitalized”
Tangible Common Equity /
Tangible Assets
6.88% N/A
Tangible Common Equity /
Risk-Weighted Assets
9.18% N/A
Tier I Common Ratio 9.32% N/A
Tier I 11.00% 6.00%
Tier II 13.01% 10.00%
Leverage 8.32% 5.00%
Book Value $7.71 N/A
Tangible Book Value $5.68 N/A

Intangible Assets 2%
Total Other Assets* 9%
Cash 2%
Securities 21%
Covered Loans 2%
Non-Covered Loans 64%
Commercial Real Estate 38%
Residential Mortgages 22%
Other Consumer 6%
Auto Loans 9%
Commercial Loans 20%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Asset and Loan Composition
Total Assets = $14.4 Billion
As of 03/31/2011
Non-Covered Loans (Gross) = $9.2 Billion
*Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
Construction
Loans
5%

2%
2%
1%
27%
6%
7%
11%
11%
13%
20%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Total Commercial Real Estate - $3.3 Billion
(Non-Covered Loans)
As of 02/28/11
Primary Property
Type
$ Amount
(Millions)
% of
Total
Average
LTV
Retail 887 27% 49%
Industrial 652 20% 52%
Office 430 13% 54%
Mixed Use 366 11% 45%
Apartments 364 11% 52%
Healthcare 233 7% 60%
Specialty 209 6% 49%
Residential 79 2% 49%
Land Loans 65 2% 63%
Other 26 1% 49%
Diversified Commercial Real Estate Portfolio
-Average LTV based on current balances and most recent appraised value
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $373 million in construction loans.

4%
3%
2%
27%
6%
6%
12%
22%
18%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Total Retail Property Types - $887 Million
(Non-Covered Loans)
Retail Composition of Commercial Real Estate
-Average LTV based on current balances and most recent appraised value
-The chart above does not include construction loans.
As of 02/28/11
Retail Property Type
% of
Total
Average
LTV
Multi-Tenanted - Anchor 27% 49%
Single Tenant 22% 50%
Multi-Tenanted - No Anchor 18% 53%
Auto Dealership 12% 51%
Private & Public Clubs 6% 31%
Food Establishments 6% 53%
Private Education Facilities 4% 51%
Entertainment Facilities 3% 39%
Auto Servicing 2% 51%

3%
3%
2%
1%
4%
8%
40%
10%
14%
15%

©2011 Valley National Bank, Member FDIC. Equal Opportunity Lender.
Valley National Bank

Construction Loan Composition
Total (Non-Covered) Construction Loans - $373 Million
Primary Property Type
$ Amount
(Millions)
% of
Total
Residential 149 40%
Retail 56 15%
Land Loans 50 14%
Mixed Use 36 10%
Apartments 30 8%
Other 16 4%
Office 12 3%
Specialty 12 3%
Healthcare 7 2%
Industrial 5 1%
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
As of 02/28/11

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
1Q 2011
Valley's Non-Current Loans* to Total Loans
FDIC Insured Banks Non-Current Loans* to Total Loans
Valley Net Charge-offs to Average Loans
FDIC Insured Banks Net Charge-offs to Average Loans

©2011 Valley National Bank, Member FDIC. Equal Opportunity Lender.

Loan Quality  1992 – 1Q 2011
Source – FDIC
Recession
Total Loan Portfolio
*Non-Current Loans: Loans and leases 90 days or more past due plus loans in non accrual status, as a percent of gross loans and leases.

1-4 Family
Commercial Real Estate
Commercial Loans
Construction & Development
Home Equity
Consumer
Total Loans
0.37%
0.04%
0.31%
0.03%
0.84%
0.34%
0.08%
0.38%
0.02%
0.55%
0.70%
0.18%
1.20%
0.16%
1.18%
0.08%
1.64%
1.32%
0.00%
0.98%
0.12%
2.38%
0.44%
1.79%
0.38%
Valley
Peer Group

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

14 Net Charge-offs to Average Loans Source - SNL Financial As of 4/29/11 Peer group consists of banks with total assets between $3 billion and $50 billion. 2003 - 2010 1Q 2011

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Investment Portfolio
2011 Investment Types 2007
40% GSE MBS (GNMA) 3%
18% GSE MBS (FNMA/FHLMC) 49%
12% Trust Preferred 12%
9% State, County & Municipals 7%
8% US Treasury 0%
7% Other 7%
3% Corporate Debt 17%
3% Private Label MBS 5%
$3.2 Billion Investment Portfolio $3.1 Billion
As of 03/31/11 and 12/31/07
Duration of MBS Securities
2.44 Years 2.64 Years

Not Rated
Non-investment grade
BBB Rated
A Rated
AA Rated
AAA Rated

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

16 Securities by Investment Grade AAA Rated 71% AA Rated 5% A Rated 5% BBB Rated 6% Non Investment Grade 4% Not Rated 9% As of 03/31/2011

Other
Liabilities 3%
Long-term
Borrowings
22%
Total
Deposits
74%
Short-term
Borrowings
1%
Time
Deposits
29%
Non-
Interest
Bearing
26%
Savings,
NOW and
MMDA
45%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

17 Deposits and Borrowings Composition Total Liabilities = $13.1 Billion As of 03/31/2011 Total Deposits = $9.7 Billion

Valley National Bank

State Bancorp, Inc.

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Merger Overview 18

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Strategic Rationale for Transaction
•
Powerful Super Community Bank Franchise
– Strategic eastward geographic extension into a contiguous market for
Valley
– Strong middle market commercial lender which matches up with
Valley’s historic strengths
– Significant core deposit funding franchise
– Utilizes strong management team with extensive Long Island expertise
– Clean balance sheet
•
Shared Vision of Banking
– Relationship bank
– Conservative management culture
•
Financially Advantageous
– Commitment to strong capital
– Accretive to income within one year

Price & Structure	Structure	•*100% common stock consideration; fixed 1 for 1 exchange ratio**
	Transaction Value	•*~$222 million*
	TARP	•*Preferred to be repaid & warrants retired or converted to Valley instruments*
	Taxable / Non Taxable	•*Non-taxable merger transaction*
Pricing Multiples**	Price / Tangible Book	•*1.85x*
	Price / 2012 Estimated EPS	•*17.9x (Does not include projected cost saves, estimated to be 25%)*
	Price / Deposits	•*16.6%*
	Core Deposit Premium	•*8.6%*
Assumptions	Loan Mark	•~2.30% (in addition to ALLL balance as of 3/31/11 of $27.6 million)
	Cost Saves	•*~25% of 2010 of non-interest expense*
	Merger –Related Charges	•*~$14 million after tax*
Closing & Other	Due Diligence	•*81% of loan portfolio reviewed by Valley's experienced staff*
	Approvals	•*Subject to customary regulatory and State shareholder approval*
	Management Transitions	•*VLY inherits strong seasoned management team*
	Expected Closing	•*4Q 2011*

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Summary of Key Terms *Adjusted to reflect the 5% stock dividend declared by Valley on 4/13/11 **Calculations based on Valley’s 10 day average closing share price (4/14/11 – 4/28/11) 20

Valley’s Eastward Expansion
•
New York City
–
Acquired Merchants Bank in 2001 (7 branches)
–
Opened 7 De Novo locations
–
Acquired 2 locations with LibertyPointe and Park Avenue acquisitions
•
Brooklyn and Queens
–
Opened 13 De Novo locations since 2007
–
Acquired deposits and lending relationships from LibertyPointe and Park Avenue acquisitions
•
Long Island
–
Due diligence on Valley’s expansion into Long Island commenced in 2008
• Continuation of Valley’s eastward franchise expansion, Long Island phase restrained between 2008 and 2010 due to economic uncertainty and lack of strong acquisition candidate(s)
–
Significant opportunities to fill in franchise
• Opportunity to grow via De Novo branching
• Still receptive to grow via acquisition

85%
New Jersey Deposits
15%
New York Deposits

72%
New Jersey Deposits
28%
New York Deposits

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Strategic Fit
Valley’s New York Expansion Continues
2011 Total NY Relationships
•$2.9 billion in NY deposits
•$2.1 billion in NY loans**
* *Pro-forma deposits include State Bancorp; pro-forma loans are inclusive of VLY C&I and State Bancorp
2001+ De Novo Branches
Manhattan - 9
2007+ Brooklyn/Queens
Brooklyn – 8
Queens - 5
State Bank Branches
Queens – 3
Nassau – 8
Suffolk – 5
Manhattan - 1
VLY NJ Branches -
169
2001 Merchant’s Branches
Manhattan - 7
2001 Total NY Relationships
•$950 million in NY deposits
•$473 million in NY loans*
* NY loans include C&I loans only

Region	Households (HH) (2010)	HH per Sq Mile	Avg. Income per HH	Avg. Deposits per Branch	Total Businesses
NJ Core Market*	1,171,909	1,104	$96,097	$58.4 million	156,071
Brooklyn/Queens/NYC	2,474,719	12,203	$79,390	$239.6 million	291,176
Long Island	956,874	798	$113,739	$71.8 million	127,289

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Demographic Overview
•
Familiar & Strong Demographics
– High net worth marketplace
– Population density
– Large average deposits per branch
– Significant number of businesses within marketplace
* Core Market Includes Passaic, Morris, Hudson, Essex and Bergen Counties

Future Opportunities
•
Ability to lever Valley’s capital to grow Long Island Franchise
–
Opportunity to fill in Nassau and Suffolk county geography
•
Consumer Lending
–
Opportunity to introduce new products (State Bancorp does
not actively pursue consumer lending relationships)
• Valley’s residential mortgage products
• Valley’s consumer lending (auto & home equity) products
•
Commercial Lending
–
Opportunity to expand relationships
• Larger lending limit

Financial Highlights	Valley 03/31/2011	State Bank 03/31/2011	Pro-Forma*
Assets ($ Billion)	$14.4	$1.6	$16.0
Loans ($ Billion)	$9.4	$1.1	$10.5
Deposits ($ Billion)	$9.7	$1.3	$11.0
Branches	198	17	215
Tangible Common Equity / Tangible Assets	6.88%	7.60%	6.68%
Tangible Book Value / Share (1)	$5.68	$7.12	$5.57

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Pro-Forma Impact
* Pro-Forma assets, loans and deposits have not been adjusted to reflect purchase accounting adjustments.
(1) Adjusted to reflect Valley’s 5% stock dividend declared on April 13, 2011

Valley
Construction 5%
Consumer 6%
Auto 9%
Commercial Real Estate 38%
Commercial 20%
1-4 Family 22%
State Bank
Construction 5%
Consumer 1%
Commercial Real Estate 40%
Commercial 47%
1-4 Family 7%
Pro-Forma
Construction 5%
Consumer 6%
Auto 8%
Commercial Real Estate 38%
Commercial 23%
1-4 Family 20%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

3/31/2011 Loan Mix Pro-Forma Impact 26

Valley

Time
30%
Noninterest-
Bearing
26%
Interest-
Bearing
44%

State Bank

Time
27%
Noninterest-
Bearing
28%
Interest-
Bearing
45%

Pro-Forma

Time
30%
Noninterest-
Bearing
26%
Interest-
Bearing
44%

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

3/31/2011 Deposit Mix Pro-Forma Impact 27

Year	Recent Bank Acquisitions	Total Assets	Branches	Data Processing Conversion Period (Days)
2011	**State Bank of Long Island (Jericho, NY)**	**$1,580 million**	**17**	
2010	The Park Avenue Bank (Manhattan, NY)	$480 million	5	91
2010	LibertyPointe Bank (Manhattan, NY)	$200 million	3	86
2008	Greater Community Bank (Totowa, NJ)	$976 million	16	40
2005	NorCrown Bank (Livingston, NJ)	$622 million	15	50
2005	Shrewsbury State Bank (Shrewsbury, NJ)	$425 million	12	51
2001	Merchants Bank of New York (Manhattan, NY)	$1,369 million	7	103

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Acquisition History • Customer Friendly • Employee Friendly • Seamless Transitions • Quick Conversions 28

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   dgrenz@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Dianne M. Grenz, First Senior Vice President
Director of Marketing, Shareholder & Public Relations
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

03/31/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Total Assets $14,363,839
Less: Goodwill & Other Intangible Assets (343,214)
Total Tangible Assets  (TA) $14,020,625
Total Equity $1,307,524
Less: Goodwill & Other Intangible Assets (343,214)
Total Tangible Common Equity (TCE) $964,310
Risk Weighted Assets (RWA) $10,503,160
Ratios
TCE / TA 6.88%
TCE / RWA 9.18%
Tier I Common Ratio (Tier 1 common
/RWA)
9.32%
Tier I (Total Tier I / RWA) 11.00%
Tier II (Total Tier II / RWA) 13.01%
Total Equity $1,307,524
Less: Net unrealized gains on securities available
for sale (14,042)
Plus: Accumulated net gains (losses) on cash
flow hedges, net of tax (459)
Plus: Pension liability adjustment, net of tax 18,106
Less: Goodwill (317,891)
Less: Other disallowed intangible assets (14,489)
Tier I Common Capital $978,749
Plus: Trust preferred securities $176,313
Total Tier I Capital $1,155,062
Plus: Allowance for credit losses $131,173
Plus: Unrealized Gains on AFS equity securities 657
Plus: Qualifying sub debt 80,000
Total Tier II Capital $1,366,892

©2011 Valley National Bank. Member FDIC. Equal Opportunity Lender.

Valley National Bank

Common Shares Outstanding 169,678,227
Shareholders’ Equity $1,307,524
Less: Goodwill and Other Intangible
Assets (343,214)
Tangible Shareholders’ Equity $964,310
Tangible Book Value $5.68
03/31/2011
Non-GAAP Disclosure Reconciliations
($ in Thousands)